Short-Term Loans and Long-Term Debt	12 Months Ended
Dec. 31, 2016
Short-Term Loans and Long-Term Debt
9.	Short-Term Loans and Long-Term Debt

Short-term loans consisting of bank borrowings at December 31, 2016 and 2015 were ¥601 million and ¥26 million, respectively.

Long-term debt consisted of the following:

	December 31
	2016	2015
	(Millions of yen)
Loan from a bank; bearing interest of 0.13% at December 31, 2016 *1	610,000	—
Capital lease obligations and others	2,538	1,543

	612,538	1,543
Less current portion	(1,249)	(662)

	611,289	881

*1	On March 15, 2016, Canon entered into a provisional borrowing agreement with a bank which matures in 2017 for acquiring TMSC. On January 31, 2017, Canon refinanced this borrowing to the unsecured loans by credit facilities expiring in December 2021. The loans under the credit facilities are ¥610,000 million at a floating interest (0.04% as of January 31, 2017). As a result, this borrowing was classified as long-term debt in the accompanying Consolidated Balance Sheet as of December 31, 2016.

The aggregate annual maturities of long-term debt outstanding at December 31, 2016 were as follows:

(Millions of yen)
Year ending December 31:
2017	1,249
2018	736
2019	405
2020	125
2021	610,023
Thereafter	—

612,538

Both short-term and long-term bank loans are primarily made under general agreements which provide that security and guarantees for present and future indebtedness will be given upon request of the bank, and that the bank shall have the right to offset cash deposits against obligations that have become due or, in the event of default, against all obligations due to the bank.